Exhibit 99.3





CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the annual filing of Terencenet, Inc., a Nevada corporation (the "Company"), on Form 10KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Stephen Day, Director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John Willbur
-------------------
John Willbur
Director
March 14, 2003